1997 Semiannual Report

[LOGO]

TAX-EXEMPT INCOME FUNDS


NATIONAL TAX-EXEMPT FUND
------------------------------------
MINNESOTA TAX-EXEMPT FUND
------------------------------------

[LOGO]

CONTENTS

NATIONAL TAX-EXEMPT FUND

Letter to Shareholders . . . . . . . . . . . . . . . .2
Financial Statements and Notes . . . . . . . . . . . .8
Investments in Securities. . . . . . . . . . . . . . .17
Directors and Officers . . . . . . . . . . . . . . . .22
Shareholder Services . . . . . . . . . . . . . . . . .23
Glossary***. . . . . . . . . . . . . . . . . . . . . .25

MINNESOTA TAX-EXEMPT FUND

Letter to Shareholders . . . . . . . . . . . . . . . .5
Financial Statements and Notes . . . . . . . . . . . .8
Investments in Securities. . . . . . . . . . . . . . .19
Directors and Officers . . . . . . . . . . . . . . . .22
Shareholder Services . . . . . . . . . . . . . . . . .23
Glossary***. . . . . . . . . . . . . . . . . . . . . .25

This report is intended for shareholders of National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, but may also be used as sales literature if preceded or accompanied by a prospectus. The prospectus gives details about the charges, investment results, risks and operating policies of the funds.

Income from National Tax-Exempt Fund is largely free from federal taxes but may be subject to state or local taxes. A portion of the fund's income may be subject to the alternative minimum tax.

Income from Minnesota Tax-Exempt Fund is largely free from federal and state taxes. A portion of the fund's income may be subject to local taxes or federal or state alternative minimum tax.

*An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

***This report includes a glossary to help you understand financial words used in the portfolio managers' letters. When you see this symbol, it indicates a word that is defined in the glossary.


INTERNATIONAL GROWTH FUNDS
-------------------------------

Emerging Markets Growth Fund
Pacific-European Growth Fund


U.S. GROWTH FUNDS
-------------------------------

Small Company Growth Fund
Emerging Growth Fund
Growth Fund


GROWTH AND INCOME FUNDS
-------------------------------

Growth and Income Fund
Balanced Fund


INCOME FUNDS
-------------------------------

Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund


TAX-EXEMPT INCOME FUNDS
-------------------------------

National Tax-Exempt Fund
Minnesota Tax-Exempt Fund


CASH MANAGEMENT FUNDS*
-------------------------------

Money Market Fund
Tax-Exempt Money Market Fund
U.S. Government Money Market Fund
Institutional Money Market Fund


Piper Funds provide you with the flexibility to help you pursue your financial goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.

Contact your Piper Jaffray Investment Executive for more information about the Piper Funds, including prospectuses, or call Mutual Fund Services at 1 800 866-7778. Please read the prospectuses carefully before investing.

To counteract the impact of taxes on total investment return, many investors find a tax-exempt fund often provides more spendable income.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
WILLIAM H. ELLIS
President
Piper Capital Management
--------------------------------------------------------------------------------

INVESTOR EXPECTATIONS
--------------------------------------------------------------------------------
What investors expect from the stock market over the next 10 years.

[CHART]

56%  Expecting a 14% Return
29%  More than a 14% Return
14%  Less than a 14% Return


Source: Louis Harris and
Associates, 1996



*Past performance does not guarantee future results. Keep in mind that stocks are more volatile than bonds, and long-term government bonds are guaranteed by the U.S. government or its agencies as to payment of principal and interest.

May 15, 1997
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

What are you expecting from the markets this year? There's no denying that the stock market's been on a bit of a roller coaster ride of late. The past six months alone have seen record Dow highs, followed by quick downturns and rebounds that are higher still. In fact, stock and bond prices have seen unprecedented growth for almost 15 years. And, fortunately, more of you than ever are sharing in these gains.

     Word has it that investors' expectations have soared right along with these phenomenal returns, and that's troubling. Don't get me wrong - we're happy about the gains investors have enjoyed. But it's important that we all understand the markets' potential for volatility and balance that with a good dose of reality.

     Here's what I mean. According to Ibbotson Associates, the markets have, on average, returned 11% in large-company stocks and 5% in long-term government bonds per year since 1926.* Yet today's investors expect much more. I recently read the results of a national survey by Louis Harris and Associates that found a wide majority of investors expect at least a 14% stock market return over the next 10 years (which is the average annual return from the last decade). Some predict even greater returns.

     No matter what the markets bring this year, I believe it's important to maintain a long-term perspective. History shows that it's common for investors to bail out at the first signs of a market downturn. But if I've learned one thing from my 30 years in the financial services industry, it's this: you can gain only if you stay in the game for the long term. Remember that market and interest rate volatility (like we saw in March) are normal parts of investing. I've never met anyone who can always time the market to their advantage. Here's an adage to keep in mind: focus on "time in the market," not "timing the market."

     My other advice for weathering the bumpy markets? Stay in touch with your Investment Executive. Together, you have probably already set your financial goals and formulated a plan to help you reach them. Stick to that plan. During this uncertain time, your Investment Executive can help you sort through the clutter and tune out the market noise. Best of all, your broker can lend you the perspective gained from years of experience and help you focus on long-term results.

Thank you for your investment and best wishes for the balance of 1997.

Sincerely,

/s/ William H. Ellis
William H. Ellis



                             1  1997 Semiannual Report - Tax-Exempt Income Funds

NATIONAL TAX-EXEMPT FUND
--------------------------------------------------------------------------------

[PHOTO]
RONALD REUSS, ISFA
shares responsibility for the management of National
Tax-Exempt Fund. He has 28 years of financial experience.

May 15, 1997
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

NATIONAL TAX-EXEMPT FUND ACHIEVED A 2.31%* TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1997, WITH ALL DISTRIBUTIONS REINVESTED, BUT NOT INCLUDING THE FUND'S SALES CHARGE. This compared to a 2.30% total return for the fund's benchmark,*** the Lehman Brothers Municipal Bond Index,** and a 1.95% return for the Lipper General Municipal Bond Funds Average.+ During this period, a shortage in the national supply of municipal bonds, along with attractive after-tax yields, caused municipal bonds to outperform taxable bonds. In addition, the fund's effective duration*** was less than that of its competitive group as represented by the Lipper average. This helped the fund outperform the group average as interest rates rose (and bond prices fell) over much of the period.

THE SUPPLY AND DEMAND DYNAMICS THAT DRIVE MUNICIPAL BOND MARKET PERFORMANCE OVER THE SHORT TERM BOTH HURT AND HELPED THE FUND DURING THIS SIX-MONTH REPORTING PERIOD. Late in October, economic data suggested low inflation, which caused a drop in municipal yields and a flood of new bond issues.v This resulted in decreased municipal bond prices, and an underperformance compared to taxable bonds for the fourth quarter of 1996. In early February, however, the market saw a decreased supply of new issues. By the end of March, supply was down about 10% nationally, compared to the same period last year, while demand continued to be strong. Much of the shortage was due to a slowdown in issuer refunding because of increased interest rates, along with several failed referendums for new

--------------------------------------------------------------------------------
FUND PERFORMANCE THROUGH MARCH 31, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[GRAPH]

National Tax-Exempt Fund, reflects the fund's 2% maximum sales charge

Lehman Brothers Municipal Bond Index**

Lipper General Municipal Bond Funds Average+

** An unmanaged index that includes no expenses or transaction charges, measuring performance for the investment-grade municipal bond market.

+The average total return of similar funds as characterized by Lipper Analytical Services. Does not include sales charge.

Average Annualized Total Returns
Includes 2% maximum sales charge.

One Year                                                               3.11%
--------------------------------------------------------------------------------
Five Year                                                              6.36%
--------------------------------------------------------------------------------
Since Inception (7/11/88)                                              7.22%
--------------------------------------------------------------------------------

During some periods, the fund's adviser waived or paid certain fund expenses and/or the fund's distributor voluntarily limited 12b-1 fees for the fund. Otherwise, the average annualized total returns would have been 3.02% one year, 6.26% five year and 6.96% since inception.

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. Neither safety of principal nor stability of income is guaranteed. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

All fund and benchmark returns include reinvested distributions.

                             2  1997 Semiannual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

[PHOTO]
DOUGLAS WHITE, CFA
shares responsibility for
the management of National
Tax-Exempt Fund. He has 14
years of financial experience.
--------------------------------------------------------------------------------

bond issues. This helped tax-exempt bond prices to decrease less than taxable bond prices as interest rates went up, and resulted in an outperformance by tax-exempt bonds for the first quarter of 1997.

MIXED SIGNALS ABOUT THE STRENGTH OF THE ECONOMY CAUSED US TO SHORTEN THE FUND'S EFFECTIVE DURATION DURING THE PERIOD. We typically keep National Tax-Exempt Fund's effective duration longer than the duration of its Lehman Brothers benchmark in our attempt to achieve the high current income portion of the fund's objective. However, a longer effective duration can also add to a fund's price volatility. Given our uncertainty about inflation and the near-term direction of interest rates, we sold some of the fund's longer duration bonds and purchased short-duration, floating rate municipal securities. This action decreased income, but it also reduced the fund's net asset value volatility, which proved helpful as interest rates moved in both directions throughout the six-month period. Any changes made to the fund's effective duration are undertaken with the fund's income and overall credit quality in mind. Effective duration as of March 31 was 8.6 years, compared to a duration of 7.5 years for the Lehman Brothers Municipal Bond Index.

THE CORE OF THE FUND'S INVESTMENTS CONTINUES TO BE IN THE MIDWESTERN STATES. In addition, California, with its upgraded Standard & Poor's rating of A+, is a state we view favorably. The fund is also focused on municipal bonds in the Southwest and Southeast. These regions are among the faster growing in the country and have provided the fund with some attractive opportunities.

CREDIT ANALYSIS IS A CENTRAL EMPHASIS IN THE FUND'S STRATEGY. We believe some local governments will face difficult fiscal challenges as the federal government passes more funding responsibility to them. These new responsibilities, along with changes in federal reimbursements in programs like Medicaid and welfare, mean it is important for us to monitor the ways municipalities address their increasing

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY STATE
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1997.

[CHART]

Alaska           2%
California       5%
Colorado         2%
Florida          1%
Georgia          2%
Iowa             3%
Illinois        10%
Indiana          9%
Louisiana        1%
Michigan         4%
Minnesota       14%
Montana          1%
New Mexico       7%
New York         6%
North Dakota     7%
South Dakota     4%
Texas            6%
Utah             3%
Washington       3%
Wisconsin        6%
West Virginia    2%
Other Assets     2%

Municipal derivative securities (inverse floating rate securities) account for 8% of the fund's total assets.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY RATING
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1997.

AAA                                                                        55%
--------------------------------------------------------------------------------
AA                                                                          8%
--------------------------------------------------------------------------------
A                                                                           8%
--------------------------------------------------------------------------------
BBB and Below                                                               2%
--------------------------------------------------------------------------------
Non-Rated                                                                  18%
--------------------------------------------------------------------------------
Short-Term                                                                  7%
--------------------------------------------------------------------------------
Other Assets                                                                2%
--------------------------------------------------------------------------------


                             3  1997 Semiannual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

demands on their decreasing resources. We will continue to watch for signs of financial weakness or strength that could affect bond ratings (see chart on previous page).

WE ANTICIPATE CONTINUED VOLATILITY IN INTEREST RATES IN THE COMING MONTHS. In this uncertain environment, we feel comfortable with the steps we've taken to shorten the fund's duration position. We continue to watch for opportunities to extend the fund's call protection*** (which is currently 9.5 years) to allow the fund to maintain its income.

Thank you for your investment in National Tax-Exempt Fund. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ Ronald Reuss                                       /s/ Douglas J. White
Ronald Reuss                                           Douglas White
Portfolio Manager                                      Portfolio Manager


                             4  1997 Semiannual Report - Tax-Exempt Income Funds

MINNESOTA TAX-EXEMPT FUND
--------------------------------------------------------------------------------

[PHOTO]
DOUGLAS WHITE, CFA
shares responsibility for the management of Minnesota Tax-Exempt Fund. He has 14 years of financial experience.
--------------------------------------------------------------------------------

May 15, 1997
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:

MINNESOTA TAX-EXEMPT FUND ACHIEVED A 2.10%* TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1997, WITH ALL DISTRIBUTIONS REINVESTED, BUT NOT INCLUDING THE FUND'S SALES CHARGE. This compared to a 2.30% total return for the fund's benchmark,*** the Lehman Brothers Municipal Bond Index,** and a 1.80% return for the Lipper Minnesota Municipal Bond Funds Average.+ During this period, a shortage in the national and state supplies of municipal bonds, along with attractive after-tax yields, caused municipal bonds to outperform taxable bonds. In addition, the fund's effective duration*** was less than that of its competitive group as represented by the Lipper average. This helped the fund outperform the group average as interest rates rose (and bond prices fell) over much of the period.

THE SUPPLY AND DEMAND DYNAMICS THAT DRIVE MUNICIPAL BOND MARKET PERFORMANCE OVER THE SHORT TERM BOTH HURT AND HELPED THE FUND DURING THIS SIX-MONTH REPORTING PERIOD. Late in October, economic data suggested low inflation, which caused a drop in municipal yields and a flood of new bond issues.*** This resulted in decreased municipal bond prices, and an underperformance compared to taxable bonds for the fourth quarter of 1996. In early February, however, the market saw a decreased supply of new Minnesota issues. By the end of March, supply was down about 10% nationally and 54% in Minnesota, compared to the same period last year, while demand continued to be strong. Much of the shortage was due to a slowdown in issuer refunding because of increased interest rates, along with

--------------------------------------------------------------------------------
FUND PERFORMANCE THROUGH MARCH 31, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[CHART]

Minnesota Tax-Exempt Fund, reflects the fund's 2% maximum sales charge

Lehman Brothers Municipal Bond Index**

Lipper Minnesota Municipal Bond Funds Average+

** An unmanaged index that includes no expenses or transaction charges, measuring performance for the investment-grade municipal bond market.

+ The average total return of similar funds as characterized by Lipper Analytical Services. Does not include sales charge.

Average Annualized Total Returns
Includes 2% maximum sales charge.

One Year                                                                 3.42%
--------------------------------------------------------------------------------
Five Year                                                                6.43%
--------------------------------------------------------------------------------
Since Inception (7/11/88)                                                7.12%
--------------------------------------------------------------------------------

During some periods, the fund's adviser waived or paid certain fund expenses and/or the fund's distributor voluntarily limited 12b-1 fees for the fund. Otherwise, the average annualized total returns would have been 3.33% one year, 6.33% five year and 6.94% since inception.

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. Neither safety of principal nor stability of income is guaranteed. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

All fund and benchmark returns include reinvested distributions.



                             5  1997 Semiannual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

[PHOTO]
RONALD REUSS, ISFA
shares responsibility for the management of Minnesota Tax-Exempt Fund. He has 28 years of financial experience.
--------------------------------------------------------------------------------

several failed referendums for new bond issues. This helped tax-exempt bond prices to decrease less than taxable bond prices as interest rates went up, and resulted in an outperformance by tax-exempt bonds for the first quarter of 1997.

THE SHORTAGE OF BONDS IN MINNESOTA SHOULD NOT BE A MAJOR ISSUE FOR THIS FUND. Minnesota currently enjoys a diverse business environment with no dominant company or industry. This minimizes the concern of geographic non-diversification that many other state-specific funds experience.

MIXED SIGNALS ABOUT THE STRENGTH OF THE ECONOMY CAUSED US TO SHORTEN THE FUND'S EFFECTIVE DURATION DURING THE PERIOD. We typically keep Minnesota Tax-Exempt Fund's effective duration longer than the duration of its Lehman Brothers benchmark in our attempt to achieve the high current income portion of the fund's objective. However, a longer effective duration can also add to a fund's price volatility. Given our uncertainty about inflation and the near-term direction of interest rates, we sold some of the fund's longer duration bonds and purchased short-duration, floating rate municipal securities. This action decreased income, but it also reduced the fund's net asset value volatility, which proved helpful as interest rates moved in both directions throughout the six-month period. Any changes made to the fund's effective duration are undertaken with the fund's income and overall credit quality in mind. Effective duration as of March 31 was 9.3 years, compared to a duration of 7.5 years for the Lehman Brothers Municipal Bond Index.

CREDIT ANALYSIS IS A CENTRAL EMPHASIS IN THE FUND'S STRATEGY. We believe some local governments will face difficult fiscal challenges as the federal government passes more funding responsibility to them. These new responsibilities, along with changes in federal reimbursements in programs like Medicaid and welfare, mean it is important for us to monitor the ways municipalities address their increasing

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1997.

[CHART]

Hospital Revenue                  11%
Commercial Development Revenue     1%
Electric Revenue                   3%
Leasing Revenue                    6%
Education Revenue                  7%
General Obligations               41%
Housing Revenue                   15%
Special Tax Revenue                4%
Industrial Development Revenue     1%
Nursing Home Revenue               9%
Other Assets                       2%

Municipal derivative securities (inverse floating rate securities) account for 6% of the fund's total assets.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY RATING
--------------------------------------------------------------------------------
As a percentage of total assets on March 31, 1997.

AAA                                                                        29%
--------------------------------------------------------------------------------
AA                                                                         30%
--------------------------------------------------------------------------------
A                                                                           4%
--------------------------------------------------------------------------------
BBB and Below                                                               6%
--------------------------------------------------------------------------------
Non-Rated                                                                  23%
--------------------------------------------------------------------------------
Short-Term                                                                  6%
--------------------------------------------------------------------------------
Other Assets                                                                2%
--------------------------------------------------------------------------------


                             6  1997 Semiannual Report - Tax-Exempt Income Funds

--------------------------------------------------------------------------------

demands on their decreasing resources. We will continue to watch for signs of financial weakness or strength that could affect bond ratings (see chart on previous page).

WE ANTICIPATE CONTINUED VOLATILITY IN INTEREST RATES IN THE COMING MONTHS. In this uncertain environment, we feel comfortable with the steps we've taken to shorten the fund's duration position. We continue to watch for opportunities to extend the fund's call protection*** (which is currently 7.1 years) to allow the fund to maintain its income.

Thank you for your investment in Minnesota Tax-Exempt Fund. We are dedicated to serving your financial needs and look forward to helping you reach your goals.

Sincerely,


/s/ Ronald R. Reuss                                    /s/ Douglas J. White
Ronald Reuss                                           Douglas White
Portfolio Manager                                      Portfolio Manager


                             7  1997 Semiannual Report - Tax-Exempt Income Funds

            Financial Statements (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  March 31, 1997
 ..................................................................

                                                                NATIONAL       MINNESOTA
                                                               TAX-EXEMPT     TAX-EXEMPT
                                                                  FUND           FUND
                                                              ------------   -------------
ASSETS:
Investments in securities, at market value* (note 2) .......  $50,873,481    $124,908,080
Cash in bank on demand deposit .............................      248,467          76,937
Receivable for fund shares sold ............................       26,021         624,194
Accrued interest receivable ................................      775,997       2,013,552
                                                              ------------   -------------
  Total assets .............................................   51,923,966     127,622,763
                                                              ------------   -------------

LIABILITIES:
Dividends payable to shareholders ..........................      201,622         538,622
Payable for investment securities purchased ................    2,544,448         996,508
Payable for fund shares redeemed ...........................        1,000              --
Accrued investment management fee ..........................       21,133          53,834
Accrued distribution and service fees ......................       10,144          25,841
                                                              ------------   -------------
  Total liabilities ........................................    2,778,347       1,614,805
                                                              ------------   -------------
  Net assets applicable to outstanding capital stock .......  $49,145,619    $126,007,958
                                                              ------------   -------------
                                                              ------------   -------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............  $47,832,199    $122,857,768
Accumulated net realized gain on investments ...............       24,567         604,547
Unrealized appreciation of investments .....................    1,288,853       2,545,643
                                                              ------------   -------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $49,145,619    $126,007,958
                                                              ------------   -------------
                                                              ------------   -------------

NET ASSET VALUE AND OFFERING PRICE:
Net assets .................................................  $49,145,619    $126,007,958
Shares outstanding .........................................    4,563,192      11,686,300
Net asset value ............................................  $     10.77    $      10.78
Maximum offering price per share (net asset value plus 2% of
  offering price) ..........................................  $     10.99    $      11.00

* Investments in securities, at identified cost ............  $49,584,628    $122,362,437
                                                              ------------   -------------
                                                              ------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

8                                      1997 Semiannual Report - Tax-Exempt
                                     Income Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For The Six Months Ended March 31, 1997
 ..................................................................

                                                                NATIONAL       MINNESOTA
                                                               TAX-EXEMPT     TAX-EXEMPT
                                                                  FUND           FUND
                                                              ------------   -------------
INCOME:
Interest ...................................................  $ 1,432,770    $  3,868,725
                                                              ------------   -------------

EXPENSES (NOTE 5):
Investment management fee ..................................      118,731         312,318
Distribution and service fees ..............................       71,238         187,394
Custodian and accounting fees ..............................       17,590          42,992
Transfer agent and dividend disbursing agent fees ..........       11,406          18,396
Registration fees ..........................................        9,053           8,740
Reports to shareholders ....................................        6,737          11,674
Directors' fees ............................................        3,619           3,619
Audit and legal fees .......................................       21,171          26,926
Other expenses .............................................        8,206          20,988
                                                              ------------   -------------
  Total expenses ...........................................      267,751         633,047
    Less expenses waived by the distributor ................      (17,713)        (46,823)
                                                              ------------   -------------

  Net expenses before expenses paid indirectly .............      250,038         586,224
    Less expenses paid indirectly ..........................       (2,173)         (3,923)
                                                              ------------   -------------

  Total net expenses .......................................      247,865         582,301
                                                              ------------   -------------

  Net investment income ....................................    1,184,905       3,286,424
                                                              ------------   -------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 3) ..................       50,806       1,151,652
Net change in unrealized appreciation or depreciation of
  investments ..............................................     (207,482)     (1,891,940)
                                                              ------------   -------------

  Net loss on investments ..................................     (156,676)       (740,288)
                                                              ------------   -------------

    Net increase in net assets resulting from operations ...  $ 1,028,229    $  2,546,136
                                                              ------------   -------------
                                                              ------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

9                                      1997 Semiannual Report - Tax-Exempt
                                     Income Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                NATIONAL TAX-EXEMPT FUND        MINNESOTA TAX-EXEMPT FUND
                                                              -----------------------------   -----------------------------
                                                               Six Months                      Six Months
                                                              Ended 3/31/97    Year Ended     Ended 3/31/97    Year Ended
                                                               (Unaudited)       9/30/96       (Unaudited)       9/30/96
                                                              -------------   -------------   -------------   -------------
OPERATIONS:
Net investment income ......................................   $ 1,184,905    $   2,665,025   $  3,286,424    $   7,116,241
Net realized gain on investments ...........................        50,806        1,251,613      1,151,652        1,622,750
Net change in unrealized appreciation or depreciation of
  investments ..............................................      (207,482)        (591,728)    (1,891,940)        (730,954)
                                                              -------------   -------------   -------------   -------------

  Net increase in net assets resulting from operations .....     1,028,229        3,324,910      2,546,136        8,008,037
                                                              -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................    (1,176,045)      (2,646,973)    (3,266,017)      (7,047,814)
From net realized gains ....................................       (82,981)              --       (602,173)              --
                                                              -------------   -------------   -------------   -------------
  Total distributions ......................................    (1,259,026)      (2,646,973)    (3,868,190)      (7,047,814)
                                                              -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS:
Increase (decrease) in net assets from capital share
  transactions (note 4) ....................................     3,441,521      (11,803,695)     1,653,230       (9,140,546)
                                                              -------------   -------------   -------------   -------------
  Total increase (decrease) in net assets ..................     3,210,724      (11,125,758)       331,176       (8,180,323)

Net assets at beginning of period ..........................    45,934,895       57,060,653    125,676,782      133,857,105
                                                              -------------   -------------   -------------   -------------

Net assets at end of period ................................   $49,145,619    $  45,934,895   $126,007,958    $ 125,676,782
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------

Distributions in excess of net investment income ...........   $        --    $      (8,860)  $         --    $     (20,407)
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

10                                     1997 Semiannual Report - Tax-Exempt
                                     Income Funds

             Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      Piper Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently has 12 series, including National Tax-Exempt Fund and Minnesota Tax-Exempt Fund (the funds), which are classified as diversified and nondiversified series, respectively. The company's articles of incorporation permit the board of directors to create additional series in the future.

                      National Tax-Exempt Fund invests primarily in investment-grade or comparable quality municipal bonds, notes and tax-free municipal leases issued by states, territories and possessions of the United States, the District of Columbia or their agencies, instrumentalities and political subdivisions. These may include municipal derivative securities.

                      Minnesota Tax-Exempt Fund invests primarily in investment-grade or comparable quality municipal bonds, notes and tax-free municipal leases issued by the state of Minnesota, its agencies, instrumentalities and political subdivisions, and certain securities of U.S. territorial possessions. These may include municipal derivative securities.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      The value of certain fixed income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the New York Stock Exchange. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities.

                      Occasionally, events affecting the value of such securities may occur between the time valuations are determined and the close of the New York Stock Exchange. If events materially affecting the value of such securities occur, if the fund's management determines for any other reason that valuations provided by the pricing service or dealer are inaccurate or when market quotations are not readily available, securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded. Such valuations are determined using independent pricing services or prices quoted by independent brokers.

                      Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                      FUTURES TRANSACTIONS
                      For hedging purposes, the funds may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------

11                                     1997 Semiannual Report - Tax-Exempt
                                     Income Funds

--------------------------------------------------------------------------------

                      Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The funds segregate, with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the funds make such purchases while remaining substantially fully invested. As of March 31, 1997, the funds had no outstanding when-issued or forward-commitments.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The funds also intend to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income are declared daily and paid monthly. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

--------------------------------------------------------------------------------

12                                     1997 Semiannual Report - Tax-Exempt
                                     Income Funds

--------------------------------------------------------------------------------

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended March 31, 1997 were as follows:

                                                  NATIONAL        MINNESOTA
                                                 TAX-EXEMPT       TAX-EXEMPT
                                                    FUND             FUND
                                                 -----------     ------------
Purchases ...................................    $8,484,007      $ 7,051,694
Proceeds from sales .........................    $7,187,973      $13,152,990

                      For the six months ended March 31, 1997, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

(4) CAPITAL SHARE
    TRANSACTIONS
 ................................
                      Capital share transactions of each fund were as follows:

                                                       SIX MONTHS ENDED                    YEAR ENDED
                                                        MARCH 31, 1997                 SEPTEMBER 30, 1996
                                                 ----------------------------     -----------------------------
                                                   SHARES           AMOUNT          SHARES           AMOUNT
                                                 -----------     ------------     -----------     -------------
NATIONAL TAX-EXEMPT FUND:
(authorized 10 billion shares of $0.01 par
  value)
  Purchases of fund shares ..................      1,135,779     $ 12,381,864         449,319     $   4,822,153
  Issued for reinvested distributions .......         74,341          811,284         243,960         2,646,937
  Redemptions of fund shares ................       (894,543)      (9,751,627)     (1,782,195)      (19,272,785)
                                                 -----------     ------------     -----------     -------------
                                                     315,577     $  3,441,521      (1,088,916)    $ (11,803,695)
                                                 -----------     ------------     -----------     -------------
                                                 -----------     ------------     -----------     -------------

                                                       SIX MONTHS ENDED                     YEAR ENDED
                                                        MARCH 31, 1997                  SEPTEMBER 30, 1996
                                                 -----------------------------     -----------------------------
                                                   SHARES           AMOUNT           SHARES           AMOUNT
                                                 -----------     -------------     -----------     -------------
MINNESOTA TAX-EXEMPT FUND:
(authorized 10 billion shares of $0.01 par
  value)
  Purchases of fund shares ..................      1,212,447     $  13,259,063         682,698     $   7,476,545
  Issued for reinvested distributions .......        237,985         2,601,047         650,478         7,110,996
  Redemptions of fund shares ................     (1,301,360)      (14,206,880)     (2,173,520)      (23,728,087)
                                                 -----------     -------------     -----------     -------------
                                                     149,072     $   1,653,230        (840,344)    $  (9,140,546)
                                                 -----------     -------------     -----------     -------------
                                                 -----------     -------------     -----------     -------------

                      Contingent deferred sales charges received by Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, upon certain redemptions for the six months ended March 31, 1997 were $213 and $2,838 for National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, respectively. There were no front-end sales charges received by Piper Jaffray for distributing the funds' shares.

(5) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT FEE
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated (Piper Capital), the funds' adviser, under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The

--------------------------------------------------------------------------------

13                                     1997 Semiannual Report - Tax-Exempt
                                     Income Funds

--------------------------------------------------------------------------------
                      agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. The fee for each fund is equal to an annual rate of 0.50% of the first $250 million in net assets, 0.45% of the next $250 million and 0.40% of net assets in excess of $500 million.

                      DISTRIBUTION AND SERVICE FEES
                      Each fund also pays Piper Jaffray fees accrued daily and paid quarterly for providing shareholder services and distribution-related services. The fees for each fund, which are being voluntarily limited for the year ending September 30, 1997, are stated below as a percent of average daily net assets.

                                                 NATIONAL  MINNESOTA
                                                 TAX-EXEMPT TAX-EXEMPT
                                                 FUND      FUND
                                                 -----     -----
Distribution fee ............................    0.05%     0.05%
Service fee .................................    0.25%     0.25%
                                                 -----     -----
  Total distribution and service fees .......    0.30%     0.30%
                                                 -----     -----
                                                 -----     -----
  Total distribution and service fees after
    voluntary limitation ....................    0.24%     0.24%
                                                 -----     -----
                                                 -----     -----

                      SHAREHOLDER ACCOUNT SERVICING FEES
                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company (Piper Trust) perform various transfer and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust for providing these services, are equal to an annual rate of $7.50 per active shareholder account and $1.60 per closed account. For the six months ended March 31, 1997, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                                 NATIONAL    MINNESOTA
                                                 TAX-EXEMPT  TAX-EXEMPT
                                                 FUND        FUND
                                                 -------     --------
Piper Jaffray ...............................    $5,068      $10,896
Piper Trust .................................        --           --
                                                 -------     --------
                                                 $5,068      $10,896
                                                 -------     --------
                                                 -------     --------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, distribution, service and shareholder account servicing fees, each fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the funds.

--------------------------------------------------------------------------------

14                                     1997 Semiannual Report - Tax-Exempt
                                     Income Funds

--------------------------------------------------------------------------------

(6) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      NATIONAL TAX-EXEMPT FUND

                                                 (Unaudited)
                                                   Six
                                                 Months
                                                  Ended
                                                  March                     Year Ended September 30,
                                                   31,       -------------------------------------------------------
                                                  1997        1996        1995        1994        1993        1992
                                                 -------     -------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........    $10.81      $ 10.69     $ 10.22     $ 11.76     $ 10.94     $ 10.51
                                                 -------     -------     -------     -------     -------     -------
Operations:
  Net investment income .....................      0.27         0.56        0.60        0.57        0.61        0.66
  Net realized and unrealized gains (losses)
    on investments ..........................     (0.02)        0.12        0.47       (1.21)       0.94        0.43
                                                 -------     -------     -------     -------     -------     -------
    Total from operations ...................      0.25         0.68        1.07       (0.64)       1.55        1.09
                                                 -------     -------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ................     (0.27)       (0.56)      (0.60)      (0.57)      (0.61)      (0.66)
  From net realized gains on investments          (0.02)          --          --       (0.33)      (0.12)         --
                                                 -------     -------     -------     -------     -------     -------
    Total distributions to shareholders .....     (0.29)       (0.56)      (0.60)      (0.90)      (0.73)      (0.66)
                                                 -------     -------     -------     -------     -------     -------
Net asset value, end of period ..............    $10.77      $ 10.81     $ 10.69     $ 10.22     $ 11.76     $ 10.94
                                                 -------     -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------     -------
SELECTED INFORMATION
Total return (a) ............................      2.31%        6.42%      10.30%      (5.72)%     14.76%      10.68%
Net assets at end of period (in millions) ...    $   49      $    46     $    57     $    68     $    79     $    59
Ratio of expenses to average daily net
  assets ....................................      1.05%(b)     1.03%       1.01%       0.93%       0.94%       0.94%
Ratio of net investment income to average
  daily net assets ..........................      4.99%(b)     5.15%       5.37%       5.25%       5.42%       6.13%
Portfolio turnover rate (excluding short-term
  securities) ...............................        16%          43%         28%         65%         43%         35%
Ratios before waivers by the distributor:
  Ratio of expenses to average daily net
    assets before waivers ...................      1.13%(b)     1.13%       1.09%       1.03%       1.04%       1.10%
  Ratio of net investment income to average
    daily net assets before waivers .........      4.91%(b)     5.05%       5.29%       5.15%       5.32%       5.97%

(A) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B)  ANNUALIZED.

--------------------------------------------------------------------------------

15                                     1997 Semiannual Report - Tax-Exempt
                                     Income Funds

--------------------------------------------------------------------------------

(6) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      MINNESOTA TAX-EXEMPT FUND

                                                 (Unaudited)
                                                   Six
                                                 Months
                                                  Ended
                                                  March                     Year Ended September 30,
                                                   31,       -------------------------------------------------------
                                                  1997        1996        1995        1994        1993        1992
                                                 -------     -------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........    $10.89      $ 10.81     $ 10.28     $ 11.43     $ 10.79     $ 10.46
                                                 -------     -------     -------     -------     -------     -------
Operations:
  Net investment income .....................      0.29         0.59        0.66        0.61        0.62        0.64
  Net realized and unrealized gains (losses)
    on investments ..........................     (0.06)        0.07        0.53       (0.95)       0.68        0.33
                                                 -------     -------     -------     -------     -------     -------
    Total from operations ...................      0.23         0.66        1.19       (0.34)       1.30        0.97
                                                 -------     -------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income (a) ............     (0.29)       (0.58)      (0.66)      (0.61)      (0.62)      (0.64)
  From net realized gains on investments          (0.05)          --          --       (0.20)      (0.04)         --
                                                 -------     -------     -------     -------     -------     -------
    Total distributions to shareholders .....     (0.34)       (0.58)      (0.66)      (0.81)      (0.66)      (0.64)
                                                 -------     -------     -------     -------     -------     -------
Net asset value, end of period ..............    $10.78      $ 10.89     $ 10.81     $ 10.28     $ 11.43     $ 10.79
                                                 -------     -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------     -------
SELECTED INFORMATION
Total return (b) ............................      2.10%        6.24%      11.38%      (3.14)%     12.52%       9.56%
Net assets at end of period (in millions) ...    $  126      $   126     $   134     $   162     $   169     $   132
Ratio of expenses to average daily net
  assets ....................................      0.94%(c)     0.90%       0.91%       0.89%       0.91%       0.93%
Ratio of net investment income to average
  daily net assets ..........................      5.26%(c)     5.38%       5.80%       5.61%       5.62%       6.00%
Portfolio turnover rate (excluding short-term
  securities) ...............................         6%          35%         30%         44%         29%         35%
Ratios before waivers by the distributor:
  Ratio of expenses to average daily net
    assets before waivers ...................      1.01%(c)     0.99%       0.99%       0.99%       1.00%       1.01%
  Ratio of net investment income to average
    daily net assets before waivers .........      5.19%(c)     5.29%       5.72%       5.51%       5.53%       5.92%

(A) INCLUDES DISTRIBUTIONS WHICH ARE TAXABLE FOR FEDERAL INCOME TAX PURPOSES OF $0.003 PER SHARE FOR FISCAL 1992.
(B) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(C)  ANNUALIZED.

--------------------------------------------------------------------------------

16                                     1997 Semiannual Report - Tax-Exempt
                                     Income Funds

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

NATIONAL TAX-EXEMPT FUND                                          March 31, 1997
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (89.0%):
  ALASKA (2.0%):
    State Housing Finance Corporation (Callable 6/1/07 at
      102), 5.90%, 12/1/19 ..............................  $ 1,000,000      $    986,380
                                                                            ------------

  CALIFORNIA (4.9%):
    State General Obligation (Callable 9/1/06 at 101),
      5.63%, 9/1/24 .....................................    2,500,000         2,395,550
                                                                            ------------

  COLORADO (2.1%):
    Montrose County Health Care Facilities (Callable
      11/1/02 at 102), 8.25%, 11/1/19 ...................    1,000,000         1,051,100
                                                                            ------------

  FLORIDA (0.6%):
    Clay County Industrial Development Revenue (Callable
      3/1/02 at 102), 6.40%, 3/1/11 .....................      300,000(d)        317,586
                                                                            ------------

  GEORGIA (2.3%):
    State General Obligation, 6.75%, 9/1/10                  1,000,000         1,139,470
                                                                            ------------

  ILLINOIS (8.4%):
    Board of Governors, State College and University
      (Callable 2/1/02 at 100), 7.55%-7.70%,
      2/1/16-2/1/22 .....................................      425,000           462,944
    Development Financial Authority, 7.38%, 7/1/21 ......      500,000           553,230
    Education Facility Authority Revenue (Callable
      10/1/07 at 100), 5.88%, 10/1/17 ...................      500,000           489,510
    Rock Island Nursing Home Revenue, 7.00%, 6/1/06 .....    1,100,000         1,140,711
    Rock Island Nursing Home Revenue (Callable 6/1/03 at
      102), 7.20%, 6/1/13 ...............................      400,000           413,716
    State Toll Highway Authority, 6.30%, 1/1/12 .........    1,000,000         1,073,190
                                                                            ------------
                                                                               4,133,301
                                                                            ------------

  INDIANA (8.1%):
    Hammond School Building Corporation (Callable 7/15/03
      at 102), 6.00%, 1/15/13 ...........................    1,000,000         1,048,760
    Lake County Redevelopment Authority (MBIA) (Callable
      2/1/05 at 102), 6.50%, 2/1/16 .....................      800,000           844,816
    Municipal Power Agency, 6.00%, 1/1/11-1/1/12 ........    2,000,000         2,095,530
                                                                            ------------
                                                                               3,989,106
                                                                            ------------

  IOWA (3.4%):
    Finance Authority -Private College Revenue, 6.50%,
      12/1/11 ...........................................    1,500,000         1,658,310
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

  LOUISIANA (0.7%):
    St. Charles Parish Pollution Control Revenue
      (Callable 12/1/99 at 103), 8.00%, 12/1/14 .........  $   300,000      $    327,339
                                                                            ------------

  MICHIGAN (4.8%):
    Lakeview Community Schools, 5.75%, 5/1/16 ...........    1,000,000           993,650
    Romulus County Schools (FGIC) (Callable 5/1/06 at
      101), 5.13%, 5/1/17 ...............................    1,475,000         1,361,823
                                                                            ------------
                                                                               2,355,473
                                                                            ------------

  MINNESOTA (12.2%):
    Brooklyn Center Health Care Facility (Callable
      12/1/03 at 102), 7.60%, 12/1/18 ...................      400,000           416,736
    Fergus Falls Health Care Facility (Callable 11/1/04
      at 102), 7.00%, 11/1/19 ...........................      500,000           504,920
    Glencoe Hospital Revenue (Callable 8/1/04 at 102),
      6.75%, 4/1/16 .....................................      485,000           484,127
    Hopkins Multifamily Housing Revenue (Callable 4/1/07
      at 102), 6.25%, 4/1/15 ............................      500,000           512,735
    Maplewood Health Care Facility (Callable 10/1/04 at
      102), 7.50%, 10/1/24 ..............................      500,000           518,295
    Plymouth Health Care Facility (Callable 8/1/04 at
      102), 7.50%, 8/1/24 ...............................      500,000           509,075
    Roseville Housing Facility Revenue (Callable 10/1/03
      at 102), 7.13%, 10/1/13 ...........................    1,000,000         1,029,160
    St. Anthony Multifamily Revenue (Callable 5/20/06 at
      102), 6.25%, 11/20/25 .............................    1,000,000         1,013,520
    St. Paul Housing-Como Lake Project (Callable 3/1/99
      at 102), 7.50%, 3/1/26 ............................      500,000(e)        478,750
    White Bear Lake Care Center (Callable 11/1/03 at
      102), 8.25%, 11/1/12 ..............................      500,000           544,165
                                                                            ------------
                                                                               6,011,483
                                                                            ------------

  MONTANA (0.5%):
    Sidney Nursing Home (Callable 6/1/00 at 102), 9.00%,
      6/1/11 ............................................      250,000           269,388
                                                                            ------------

  NEVADA (0.4%):
    Sparks Redevelopment Agency (Callable 3/1/98 at 102),
      8.10%, 3/1/07 .....................................      200,000           207,710
                                                                            ------------

  NEW MEXICO (7.1%):
    Mortgage Finance Authority, 6.20%-6.40%, 7/1/15 .....    3,350,000         3,471,644
                                                                            ------------
                                                                               3,471,644
                                                                            ------------

  NORTH DAKOTA (7.8%):
    Mercer County Pollution Control Revenue, 7.20%,
      6/30/13 ...........................................    3,300,000         3,852,321
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

17                                     1997 Semiannual Report - Tax-Exempt
                                     Income Funds

--------------------------------------------------------------------------------

NATIONAL TAX-EXEMPT FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  SOUTH DAKOTA (4.5%):
    Housing Development Authority (Callable 5/1/04 at
      102), 6.65%, 5/1/14 ...............................  $ 1,135,000      $  1,183,589
    State Health and Education Facilities (MBIA)
      (Callable 7/1/06 at 102), 6.00%, 7/1/14 ...........    1,000,000         1,013,780
                                                                            ------------
                                                                               2,197,369
                                                                            ------------
  TEXAS (4.3%):
    Austin Employment Commission (Callable 8/1/97 at
      102), 8.10%-8.45%, 8/1/01-8/1/08 ..................      440,000           452,125
    Carrolton Independent School District (MBIA)
      (Callable 2/15/06 at 100), 5.70%, 2/15/17 .........    1,000,000           976,930
    Fort Bend Independent School District (MBIA)
      (Callable 2/15/05 at 100), 5.00%, 2/15/14 .........      500,000           461,585
    Harts Bluff Independent School District (Callable
      5/15/97 at 100.5), 8.60%-8.80%,
      11/15/98-11/15/00 .................................      100,000           101,016
    Houston Employment Commission (Callable 5/1/97 at
      101), 7.85%-8.05%, 5/1/04-5/1/07 ..................      135,000           136,525
                                                                            ------------
                                                                               2,128,181
                                                                            ------------
  UTAH (2.9%):
    Carbon County Road Improvement Revenue (Callable
      8/01/99 at 100), 7.90%, 8/1/04 ....................      300,000           311,211
    Intermountain Power Agency, 6.50%, 7/1/11 ...........    1,000,000         1,089,500
                                                                            ------------
                                                                               1,400,711
                                                                            ------------
  WASHINGTON (3.4%):
    Grant County Public Utilities District (MBIA)
      (Callable 1/1/06 at 101), 5.70%, 1/1/15 ...........    1,000,000           987,710
    Public Power Supply System, 7.13%, 7/1/16 ...........      600,000           676,740
                                                                            ------------
                                                                               1,664,450
                                                                            ------------
  WEST VIRGINIA (2.2%):
    State General Obligation (Callable 11/01/16 at 102),
      6.50%, 11/1/26 ....................................    1,000,000         1,082,770
                                                                            ------------
  WISCONSIN (6.3%):
    Dallas Nursing Home Revenue (Callable 5/1/03 at 102),
      6.25%, 5/1/19 .....................................    1,020,000           996,438
    State Health Facilities Authority-Franciscan Hospital
      (Callable 11/15/05 at 102), 6.13%, 11/15/15 .          2,000,000         1,993,240
    Watertown Community Development Authority (Callable
      3/1/00 at 103), 8.50%, 3/1/19 .....................       95,000           100,411
                                                                            ------------
                                                                               3,090,089
                                                                            ------------

      Total Municipal Long-Term Securities
        (cost: $42,774,965) .............................                     43,729,731
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

MUNICIPAL DERIVATIVE SECURITIES (B) (6.8%):
    Rochester, MN, Health Care Facility Authority,
      inverse floater, 8.25%, 11/15/15 ..................  $ 1,000,000      $  1,051,250
    Illinois Health Facilities Authority, inverse floater
      (Callable 6/1/02 at 104), 9.59%, 6/19/15 ..........    1,000,000         1,125,000
    North Central Texas Health Facility, inverse floater,
      9.52%, 6/22/21 ....................................    1,000,000         1,167,500
                                                                            ------------

      Total Municipal Derivative Securities
        (cost: $3,009,663)  .............................                      3,343,750
                                                                            ------------

MUNICIPAL SHORT-TERM SECURITIES (C) (7.7%):
    Illinois Health Facilities Authority, VRDN, 3.75%,
      11/1/20 ...........................................      100,000           100,000
    Indiana Hospital Equipment Finance Authority, VRDN,
      3.45%, 12/1/15 ....................................      800,000           800,000
    New York City, NY, Series B, VRDN, 3.70%, 10/1/20 ...    1,200,000         1,200,000
    New York City, NY, Subseries A-10, VRDN, 3.70%,
      8/1/17 ............................................      500,000           500,000
    New York City, NY, Subseries B-4, VRDN, 3.70%,
      8/15/22 ...........................................    1,200,000         1,200,000
                                                                            ------------

      Total Municipal Short-Term Securities
        (cost: $3,800,000) ..............................                      3,800,000
                                                                            ------------

      Total Investments in Securities
        (cost: $49,584,628) (f) .........................                   $ 50,873,481
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON MARCH 31, 1997.
(C) VARIABLE DEMAND RATE NOTE. INTEREST RATE VARIES TO REFLECT CURRENT MARKET CONDITIONS; RATE SHOWN IS THE EFFECTIVE RATE ON MARCH 31, 1997. THE MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(D) SECURITIES SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED INVESTORS. CONSIDERED ILLIQUID BY THE ADVISER.
(E)  CURRENTLY NON-INCOME PRODUCING AND CONSIDERED ILLIQUID BY THE ADVISER.
(F) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  1,564,528
      GROSS UNREALIZED DEPRECIATION ......      (275,675)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  1,288,853
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

18                                     1997 Semiannual Report - Tax-Exempt
                                     Income Funds

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

MINNESOTA TAX-EXEMPT FUND                                          March 31, 1997
 ........................................................................................

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (84.2%):
  EDUCATION REVENUE (6.2%):
    Higher Education Facility - University of St. Thomas
      (Callable 10/1/06 at 100), 5.40%, 10/1/11 .........  $ 1,000,000      $     980,810
    Higher Education Facility-Carleton College (Callable
      5/1/06 at 100), 5.75%, 11/1/12 ....................    1,050,000          1,062,159
    Higher Education Facility-St. Benedict College
      (Callable 3/1/04 at 100), 6.20%-6.38%,
      3/1/14-3/1/20 .....................................    1,400,000          1,420,975
    Higher Education Facility-University of St. Thomas
      (Callable 10/1/06 at 100), 5.63%,
      10/1/16-10/1/21 ...................................    2,000,000          1,945,145
    Higher Education Facility-Vermillion Community
      College, 6.00%, 1/1/13 ............................      860,000            865,134
    State Higher Education -Augsburg College (Callable
      5/1/06 at 102), 6.25%, 5/1/23 .....................    1,500,000          1,514,835
                                                                            -------------
                                                                                7,789,058
                                                                            -------------
  ELECTRIC REVENUE (3.5%):
    Southern Municipal Power Agency, 5.00%, 1/1/12 ......    1,000,000            933,070
    Southern Municipal Power Agency (MBIA) (escrowed to
      maturity), 5.75%, 1/1/18 ..........................      850,000            851,658
    Western Minnesota Municipal Power Agency (AMBAC)
      (Callable 1/1/06 at 102), 5.40%-5.50%,
      1/1/09-1/1/12 .                                        2,000,000          1,996,680
    Western Municipal Power Agency (MBIA) (escrowed to
      maturity), 9.75%, 1/1/16 ..........................      410,000            594,787
                                                                            -------------
                                                                                4,376,195
                                                                            -------------
  GENERAL OBLIGATIONS (32.5%):
    Big Lake Independent School District # 727 (Callable
      2/1/07 at 100), 5.60%, 2/2/15 .....................    1,000,000            988,920
    Burnsville Independent School District (Callable
      2/1/06 at 100), 4.88%-5.13%, 2/1/13-2/1/17 ........    3,450,000          3,195,985
    Chaska Independent School District (Callable 2/1/06
      at 100), 5.88%-6.00%, 2/1/11-2/1/16 ...............    9,690,000          9,901,355
    Columbia Heights Independent School District
      (Callable 2/1/07 at 100), 5.25%, 2/1/15 ...........    1,000,000            954,790
    Eden Prairie Independent School District (Callable
      2/1/08 at 100), 5.10%, 2/1/11-2/1/12 ..............    1,650,000          1,589,189
    Hawley Independent School District (FHA) (Callable
      2/1/06 at 100), 5.75%, 2/1/14 .....................    1,500,000          1,510,710
    Long Prairie Independent School District (Callable
      4/1/05 at 100), 5.00%, 4/1/12-4/1/14 ..............    1,500,000          1,402,580

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------
    Mahtomedi Independent School District (MBIA)
      (Callable 2/1/05 at 100), 5.75%, 2/1/17 ...........  $ 1,000,000      $   1,002,100
    Milaca Independent School District (Callable 2/1/04
      at 100), 5.45%, 2/1/16 ............................    1,735,000          1,688,086
    Minneapolis and St. Paul Metropolitan Council
      (Callable 6/1/05 at 100), 5.60%, 6/1/15 ...........    2,400,000          2,378,472
    Minneapolis General Obligation (Callable 9/1/05 at
      100), 5.20%, 3/1/13 ...............................      400,000            385,720
    Minneapolis Sports Arena Project (Callable 4/1/08 at
      100), 5.10%-5.13%, 4/1/13-10/1/20 .................    2,250,000          2,114,905
    North Branch Independent School District (FGIC)
      (Callable 2/1/05 at 100), 5.60%, 2/1/13 ...........    1,500,000          1,498,470
    North St. Paul Independent School District, 5.00%,
      2/1/15 ............................................    2,925,000          2,692,784
    North St. Paul Maplewood Independent School District
      (Callable 5/1/06 at 100), 5.85%, 5/1/17 ...........      500,000            504,350
    Prior Lake Independent School District (FGIC)
      (Callable 2/1/06 at 100), 5.25%, 2/1/15 ...........    2,335,000          2,226,913
    Rochester Independent School District (Callable
      2/1/06 at 100), 5.25%, 2/1/14 .....................    1,000,000            967,910
    South Washington Independent School District
      (Callable 6/1/05 at 100), 5.85%, 6/1/15 ...........      500,000            504,635
    St. Paul Independent School District (Callable 2/1/05
      at 100), 5.25%, 2/1/15 ............................    1,000,000            950,480
    State General Obligation (Callable 11/1/06 at 100),
      5.25%, 11/1/13 ....................................    1,500,000          1,455,510
    Wayzata Independent School District (FSA) (Callable
      2/1/05 at 100), 5.95%-6.00%, 2/1/13-2/1/16 ........    3,000,000          3,044,360
                                                                            -------------
                                                                               40,958,224
                                                                            -------------
  HEALTH SERVICE/HMO (0.3%):
    Duluth Clinic Health Care Facilities (AMBAC)
      (Callable 11/1/02 at 102), 6.30%, 11/1/22 .........      145,000            149,523
    Minneapolis and St. Paul, Health One Obligated Group
      (FSA) (Callable 8/15/05 at 102), 5.60%, 8/15/12 ...      250,000            249,905
                                                                            -------------
                                                                                  399,428
                                                                            -------------
  HOSPITAL REVENUE (11.4%):
    Chisago City Health Facility-Pleasant Heights
      (Callable 7/1/05 at 102), 7.30%, 7/1/25 ...........      400,000            402,600
    Fergus Falls Health Care Facility (Callable 11/1/04
      at 102), 7.00%, 11/1/19 ...........................    1,000,000          1,009,840
    Glencoe Hospital Revenue (Callable 8/1/04 at 102),
      6.75%, 4/1/16 .....................................    1,100,000          1,098,020

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

19                                     1997 Semiannual Report - Tax-Exempt
                                     Income Funds

--------------------------------------------------------------------------------

MINNESOTA TAX-EXEMPT FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------
    New Prague Hospital Revenue (Callable 12/1/06 at
      100), 6.50%, 6/1/12 ...............................  $   500,000      $     498,370
    Northern Itasca Hospital Revenue (Callable 1/1/00 at
      100), 7.50%-8.00%, 7/1/03-7/1/11 ..................      830,000            856,992
    Northfield Hospital Revenue (Callable 12/1/01 at
      100), 7.00%, 12/1/05-12/1/08 ......................    1,690,000          1,766,996
    Roseau Hospital District Revenue (Callable 10/1/01 at
      100), 7.20%, 10/1/11-10/1/13 ......................      730,000            756,699
    South St. Paul, Healtheast Hospital (Callable 11/1/04
      at 102), 6.75%, 11/1/09 ...........................    2,000,000          2,089,460
    St. Cloud Hospital Facility Revenue (AMBAC) (Callable
      7/1/06 at 101), 5.00%, 7/1/12-7/1/15 ..............    5,000,000          4,563,440
    Worthington Hospital Revenue (Callable 12/1/02 at
      100), 6.50%, 12/1/10-12/1/12 ......................    1,230,000          1,246,234
                                                                            -------------
                                                                               14,288,651
                                                                            -------------
  HOUSING REVENUE (15.1%):
    Austin Housing-Courtyard Project (Callable 1/1/06 at
      102), 7.25%, 1/1/26 ...............................      500,000            500,290
    Coon Rapids, Multifamily Development-Woodland Apts.
      (FHA) (Callable 12/1/03 at 100), 5.63%, 12/1/09 ...      995,000            994,463
    Dakota County Housing and Redevelopment (Callable
      9/1/98 at 103), 8.10%, 9/1/12 .....................      575,000            604,055
    Fairmount Housing-Maplewood Project (Callable 7/1/02
      at 102), 8.50%, 7/1/15 ............................      900,000            955,773
    Hopkins Multifamily Housing Revenue (Callable 4/1/07
      at 102), 6.25%, 4/1/15 ............................      500,000            512,735
    Maplewood-Hazel Ridge Project (Callable 6/1/97 at
      103), 8.50%-9.25%, 12/1/97-12/1/00 ................      665,000            680,733
    Maplewood-Mounds Park Academy Project (Callable
      9/1/03 at 102), 7.00%, 9/1/23 .....................    1,500,000          1,544,490
    Minneapolis Community Development Agency (Callable
      6/1/98 at 102), 8.25%, 6/1/02 .....................      350,000            369,677
    Minneapolis Housing and Urban Development (Callable
      2/1/01 at 102), 7.88%-8.25%, 2/1/06-2/1/18 .           2,810,000          2,893,294
    Minneapolis Housing Revenue-Seward Towers (Callable
      12/20/00 at 102), 7.38%, 12/20/30 .................    1,370,000          1,443,459
    Minneapolis Housing-Churchill Apartments (Callable
      10/1/01 at 102), 7.05%, 10/1/22 ...................      750,000            780,840
    Minnetonka Housing Revenue (Callable 12/1/99 at 103),
      7.50%, 12/1/27 ....................................      500,000            511,410

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------
    Roseville Housing Facility Revenue (Callable 10/1/03
      at 102), 7.13%, 10/1/13 ...........................  $ 2,000,000      $   2,058,320
    St. Anthony Multifamily Revenue (Callable 5/20/06 at
      102), 6.25%, 11/20/25 .............................    1,500,000          1,520,280
    St. Cloud Northway Housing Project (Callable 12/1/00
      at 102), 7.50%, 12/1/18 ...........................      500,000            525,250
    St. Louis Park, Multifamily Housing Project (Callable
      12/1/05 at 102), 6.25%, 12/1/28 ...................      500,000            504,595
    St. Paul Housing-Como Lake Project (Callable 3/1/99
      at 102), 7.50%, 3/1/26 ............................    1,500,000(e)       1,436,250
    St. Paul Multifamily, Peoples Inc. (Callable 12/1/00
      at 100), 8.00%, 12/1/04-12/1/08 ...................      230,000            230,483
    St. Paul Multifamily, Peoples Inc. (Callable 6/1/97
      at 100), 8.00%, 12/1/97-12/1/99 ...................      120,000            120,400
    State Housing and Finance Agency (Callable 2/1/02 at
      102), 7.05%, 8/1/27 ...............................      500,000            523,040
    State Housing and Finance Agency (Callable 7/1/00 at
      102), 7.65%, 7/1/08 ...............................      310,000            326,690
    State Housing and Finance Agency (Callable 7/1/97 at
      101), 7.00%, 7/1/16 ...............................        5,000              5,109
                                                                            -------------
                                                                               19,041,636
                                                                            -------------
  IDR - MISCELLANEOUS PROJECTS (0.6%):
    Duluth Economic Development Revenue, 8.00%,
      2/1/09 ............................................      325,000            369,246
    Shakopee Industrial Development, 6.05%-6.75%,
      6/1/97-12/1/00 ....................................       95,000(d)          97,743
    Shakopee Industrial Development (Callable 12/1/00 at
      101), 7.00%-7.50%, 6/1/01-12/1/08 .................      290,000(d)         307,155
                                                                            -------------
                                                                                  774,144
                                                                            -------------
  LEASING REVENUE (5.6%):
    Hastings Housing and Redevelopment Authority
      (Callable 2/1/03 at 100), 6.50%, 2/1/14 ...........    1,000,000          1,014,150
    Hennepin County Certificates of Participation
      (Callable 11/15/01 at 100), 6.65%-6.80%,
      11/15/08-5/15/17 ..................................    3,625,000          3,897,774
    Little Canada Community Development, 7.10%,
      4/1/13 ............................................    1,830,000          1,861,988
    Melrose City Center Project (Callable 2/1/99 at 101),
      7.80%-8.00%, 2/1/02-8/1/04 ........................      270,000            284,193
                                                                            -------------
                                                                                7,058,105
                                                                            -------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

20                                     1997 Semiannual Report - Tax-Exempt
                                     Income Funds

--------------------------------------------------------------------------------

MINNESOTA TAX-EXEMPT FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------
  NURSING HOME REVENUE (7.9%):
    Brooklyn Center Health Care Facility (Callable
      12/1/03 at 102), 7.60%, 12/1/18 ...................  $   900,000      $     937,656
    Coon Rapids Medical Clinic, 6.00%, 5/1/03 ...........    1,025,000          1,048,637
    Glencoe Health Care System (Prerefunded to 12/1/00 at
      100), 8.50%, 12/1/15 ..............................      575,000            646,409
    Litchfield Health Care (Callable 8/1/01 at 102),
      8.75%, 8/1/20 .....................................      500,000            545,145
    Little Canada Presbyterian Home (Callable 7/1/01 at
      102), 7.00%, 7/1/07 ...............................      700,000            711,725
    Maplewood Health Care Facility (Callable 10/1/04 at
      102), 7.50%, 10/1/24 ..............................    1,000,000          1,036,590
    Minneapolis, Careview Home Inc. (Callable 5/1/01 at
      100), 8.00%, 5/1/21 ...............................      250,000            260,050
    Plymouth Health Care Facility (Callable 8/1/04 at
      102), 7.50%, 8/1/14-8/1/24 ........................    1,100,000          1,153,205
    Red Wing Elderly Housing-River Region (Callable
      9/1/03 at 102), 6.40%, 9/1/12 .....................    1,000,000          1,012,900
    Rushford Good Shepard Nursing Home (Callable 5/1/97
      at 100), 9.00%, 11/1/06 ...........................      200,000            200,442
    Springfield Nursing Home (Callable 11/1/99 at 103),
      8.50%, 11/1/19 ....................................      250,000            268,553
    White Bear Lake Care Center (Callable 11/1/03 at
      102), 8.25%, 11/1/12 ..............................    1,000,000          1,088,330
    White Bear Lake Multifamily Revenue (Callable 2/1/07
      at 102), 6.00%, 8/1/20 ............................    1,020,000          1,023,325
                                                                            -------------
                                                                                9,932,967
                                                                            -------------
  OTHER REVENUE (1.1%):
    Moorhead Golf Course Revenue (Callable 12/1/01 at
      100), 7.75%, 12/1/15 ..............................    1,165,000          1,223,343
    Olmsted County Hiawatha Children's Home (Callable
      7/1/03 at 102), 6.50%, 7/1/16 .....................      205,000            205,791
                                                                            -------------
                                                                                1,429,134
                                                                            -------------

      Total Municipal Long-Term Securities
        (cost: $104,365,813)  ...........................                     106,047,542
                                                                            -------------

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------
MUNICIPAL DERIVATIVE SECURITIES (B) (8.4%):
    Osseo Independent School District, inverse floater,
      8.85%, 2/1/14 .....................................  $ 3,195,000      $   2,975,344
    Richfield Independent School District, inverse
      floater (FGIC) (Callable 2/1/03 at 100), 6.88%,
      2/1/15 ............................................    2,365,000          2,149,194
    St. Cloud General Obligation, inverse floater
      (Callable 2/1/02 at 100), 8.65%, 8/1/13 ...........    5,200,000          5,486,000
                                                                            -------------

      Total Municipal Derivative Securities
        (cost: $9,746,624)  .............................                      10,610,538
                                                                            -------------
MUNICIPAL SHORT-TERM SECURITIES (C) (6.5%):
    Bloomington, MN, Port Authority, VRDN, 3.30%,
      2/1/09 ............................................    1,100,000          1,100,000
    Bloomington, MN, Port Authority, VRDN, 3.30%,
      2/1/13 ............................................    4,050,000          4,050,000
    Mankato, MN, VRDN, 3.25%, 2/1/18 ....................      200,000            200,000
    Minneapolis and St. Paul, MN, Metropolitan Airport
      Commission, VRDN, 3.25%, 9/1/13 ...................    1,700,000          1,700,000
    Minnesota State Higher Education Facilities
      Authority, VRDN, 3.45%, 3/1/24 ....................    1,200,000          1,200,000
                                                                            -------------

      Total Municipal Short-Term Securities
        (cost: $8,250,000)  .............................                       8,250,000
                                                                            -------------

      Total Investments in Securities
        (cost: $122,362,437) (f)  .......................                   $ 124,908,080
                                                                            -------------
                                                                            -------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON MARCH 31, 1997.
(C) VARIABLE DEMAND RATE NOTE. INTEREST RATE VARIES TO REFLECT CURRENT MARKET CONDITIONS; RATE SHOWN IS THE EFFECTIVE RATE ON MARCH 31, 1997. THE MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(D) SECURITIES SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED INVESTORS. CONSIDERED ILLIQUID BY THE ADVISER.
(E)  CURRENTLY NON-INCOME PRODUCING AND CONSIDERED ILLIQUID BY THE ADVISER.
(F) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  3,512,163
      GROSS UNREALIZED DEPRECIATION ......      (966,520)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  2,545,643
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

21                                     1997 Semiannual Report - Tax-Exempt
                                     Income Funds

             Directors and Officers
--------------------------------------------------

                      DIRECTORS
                      David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                          PRODUCTS, INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                      Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                      William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                          PIPER CAPITAL MANAGEMENT INCORPORATED
                      Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                      Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR
                          FINANCIAL CORP., HORMEL FOODS CORP.
                      David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND
                          CHIEF ADMINISTRATIVE OFFICER OF DEAN WITTER
                          INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
                      George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                          FUNDS

                      OFFICERS
                      William H. Ellis, CHAIRMAN OF THE BOARD
                      Paul A. Dow, PRESIDENT
                      Robert H. Nelson, VICE PRESIDENT AND TREASURER Susan Sharp Miley, SECRETARY

                      INVESTMENT ADVISER
                      Piper Capital Management Incorporated
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      TRANSFER AND DIVIDEND DISBURSING AGENTS
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716 Piper Jaffray Inc.
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804 Piper Trust Company
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      CUSTODIAN AND ACCOUNTING AGENT
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                      LEGAL COUNSEL
                      Dorsey & Whitney LLP
                      220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

--------------------------------------------------------------------------------

22                                     1997 Semiannual Report - Tax-Exempt
                                     Income Funds

                                SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
As a shareholder in Piper Funds, you have access to a full range of services and benefits.

Check your prospectus for details about services and any limitations that might apply to your fund.

--------------------------------------------------------------------------------

LOW MINIMUM INVESTMENTS
You can open a Piper Fund account with a minimum investment of $250.

QUANTITY DISCOUNTS
If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES
Money market funds carry no sales charges.* Sales charges on other Piper Funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DISTRIBUTIONS
For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS
Diversify your holdings by reinvesting dividends and capital gains from one Piper Fund to another.

CASH DISTRIBUTIONS
If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may automatically transfer $25 or more each month from any Piper money market fund* into many other Piper Funds.

AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM
If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper Funds.

EXCHANGE PRIVILEGES
Revise your investment plan without incurring a sales charge by moving assets from one Piper Fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES
If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper Fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

ACCOUNT STATEMENTS
Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.


CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.


* An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


                            23 1997 Semiannual Report - Tax-Exempt Income Funds

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                            24  1997 Semiannual Report - Tax-Exempt Income Funds

Glossary of Terms ***
--------------------------------------------------------------------------------

BENCHMARK
A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

CALL PROTECTION
Call protection is the length of time during which a security cannot be redeemed by the issuer. For bonds, long call protection allows a security to maintain its income stream for a longer period of time by keeping issuers from refinancing their bonds during times of falling interest rates. At the same time, long call protection leaves more opportunity for a bond's price to increase in times of decreasing interest rates or decrease when interest rates rise.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely, especially in the case of a bond that is callable prior to maturity, and can be greatly affected by interest rate changes.

If a fund has a LONGER, OR AGGRESSIVE, EFFECTIVE DURATION, it means its managers have set a longer duration posture in comparison to the fund's benchmark. A fund with a long effective duration is more sensitive to changing interest rates.

If a fund has a SHORTER, OR DEFENSIVE, EFFECTIVE DURATION, it means its managers have set a shorter duration posture in comparison to the fund's benchmark to make the fund less sensitive to changing interest rates.

If a fund has a NEUTRAL EFFECTIVE DURATION, the duration is approximately the same as that of its benchmark.



ISSUE
Municipal bonds sold by a government entity at a particular time.


FOR MORE INFORMATION


BY PHONE [GRAPHIC]

1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 1, then press:

20  for National Tax-Exempt Fund
21  for Minnesota Tax-Exempt Fund

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.


BY MAIL [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.


ON-LINE [GRAPHIC]

http://www.piperjaffray.com/

Tax-Exempt Income Funds


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PIPER FUNDS
222 South Ninth Street
Minneapolis, MN 55402-3804

PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.

#20500  5/1997  155-97




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